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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) May 9, 2003


                         Federal Realty Investment Trust
                         -------------------------------
             (Exact name of registrant as specified in its charter)

               Maryland                    1-07533                52-0782497
    (State or other jurisdiction         (Commission            (IRS Employer
           of incorporation)              File Number)       Identification No.)

   1626 East Jefferson Street, Rockville, Maryland                20852-4041
       (Address of principal executive offices)                   (Zip Code)

         Registrant's telephone number including area code: 301/998-8100

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Item 7. Financial Statements and Exhibits.

(c) Exhibits

     The exhibits listed in the following index relate to an offering under the Registrant's Registration Statement on Form S-3 (No. 333-100819) and each is filed herewith for incorporation by reference in such Registration Statement. The following table constitutes the exhibit index to this Current Report on Form 8-K.

Exhibit No.    Description

1.01 Underwriting Agreement, dated May 9, 2003, by and among the Registrant and Wachovia Securities, Inc.

1.02 Pricing Agreement, dated May 9, 2003, by and between the Registrant and the Underwriter named therein.

4.01 Specimen Common Share certificate (previously filed as Exhibit 4(i) to the Company's Annual Report on Form 10-K for the year ended December 31, 1999 (File No. 1-07533) and incorporated herein by reference).

5.01 Opinion of Shaw Pittman LLP relating to the legality of the Common Shares.

8.01 Opinion of Shaw Pittman LLP relating to material tax matters relating to the Registrant.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                         FEDERAL REALTY INVESTMENT TRUST

Date: May 13, 2003                  By:   /s/ Dawn M. Becker
                                          ------------------
                                          Dawn M. Becker
                                          Senior Vice President, General Counsel
                                             and Secretary